Going Concern Uncertainty	12 Months Ended
Mar. 31, 2025
Going Concern Uncertainty [Abstract]
GOING CONCERN UNCERTAINTY

NOTE 2 –GOING CONCERN UNCERTAINTY

As reflected in the accompanying consolidated financial statements (“CFS”), the Company reported net loss of RMB145,479,105, RMB433,464,871 and RMB99,982,451 for the years ended March 31, 2023, 2024 and 2025, respectively. In addition, the Company had negative cash flows from operations in each of the years during the three-year period ended March 31, 2025, and reported accumulated deficit of RMB2,307,502,836 and RMB2,407,485,287 as of March 31, 2024 and 2025.

In assessing its liquidity, management monitors and analyzes the Company’s cash flow requirements, its ability to generate sufficient revenue sources in the future, and its operating and capital expenditure commitments. As of March 31, 2025, the Company had cash of approximately RMB107.5 million (US$15.0 million). As of March 31, 2025, the Company had outstanding bank loans and other borrowings of approximately RMB413.9 million (US$57.7 million) from various financial institutions.

The Company’s ability to continue as a going concern is dependent on management’s ability to successfully execute its business plan, which includes increasing revenues while controlling operating expenses, and continuing to gain support from outside sources of financing. The Company believes that available loan facility and financial support from outside sources will be sufficient to support the Company to meet the cash requirements to fund planned operations and other commitments for at least the next 12 months.

As further described in Note 18, the Company has been involved in certain legal proceedings in the Cayman Islands and arbitration claims in China against Mr. Yi Zhang, the former chairperson of the Board. An unfavorable outcome in either or both lawsuits may have material adverse effects on the Company’s continuing operations, cash flows and liquidity, and financial position. On May 30, 2024 and June 1, 2024, two entities controlled by Mr. Yi Zhang applied for property preservation to freeze LakeShore Group’s bank deposits, finished goods and property, plant and equipment.

The conditions raise substantial doubt about the Company’s ability to continue as a going concern for the next 12 months. The Company’s CFS were prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. These financial statements do not include any adjustments related to the recoverability and classification of the recorded asset amounts and the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.